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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)        AUGUST 22, 2000
                                                --------------------------------




                    WASHINGTON REAL ESTATE INVESTMENT TRUST
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            (Exact name of registrant as specified in its charter)




Maryland                              1-6622                    53-0261100
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(State or other jurisdiction      (Commission File      (IRS Employer
  of incorporation                   Number)              Identification Number)




6110 Executive Boulevard, Suite 800, Rockville, Maryland                20852
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(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code        (301) 984-9400
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Item 5: OTHER EVENTS

        Attached hereto as Exhibit 99 is a copy of the Trust's press release, dated August 22, 2000.


                Exhibit
                Number
                -------
                99        Press Release dated August 22, 2000
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    WASHINGTON REAL ESTATE INVESTMENT TRUST
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                                 (Registrant)



                    By: /s/ Larry E. Finger
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                                 (Signature)

                        Larry E. Finger
                        Senior Vice President
                        Chief Financial Officer




August 22, 2000
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(Date)